Exhibit 99.1

Developing Communities Developing Communities Since 1929 Since 1929 NYSE LEV May 10, 2005

2 Except for historical information contained herein, the matters discussed in this presentation contain forwardlooking statements within the meaning of section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve substantial risks and uncertainties. Actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements contained herein. These forward-looking statements are based largely on the expectations of Levitt Corporation (“Levitt”) and are subject to a number of risks and uncertainties that are subject to change based on factors which are, in many instances, beyond their control. FORWARD FORWARD LOOKING STATEMENTS LOOKING STATEMENTS These include, but are not limited to, risks and uncertainties associated with: · The impact of economic, competitive and other factors affecting the companies and their operations, markets and products; · Risks and uncertainties relating to the market for real estate generally and in the areas where Levitt has developments; · The availability and price of land suitable for development, materials prices, labor costs, interest rates, environmental factors and governmental regulations; and · Inclement weather such as hurricanes and tropical storms, as well as other natural disasters. The foregoing factors are not exclusive and reference is also made to other risks and factors detailed in reports filed by Levitt with the Securities and Exchange Commission.

3 · America’s Oldest Home Builder (1929) · William J. Levitt, Father of suburbia · Developer of Levittowns in New York, New Jersey and Pennsylvania · Residential Builder of over 200,000 homes

4 THE LEVITT BRAND THE LEVITT BRAND Building a Proud Legacy

5 KEY HIGHLIGHTS KEY HIGHLIGHTS · Assets $684 Million · Shareholders’ Equity $324 Million · Market Capitalization $528 Million Note: Assets and shareholders’ equity as of 3/31/05 Market capitalization as of 05/07/05

6 KEY FINANCIAL HIGHLIGHTS KEY FINANCIAL HIGHLIGHTS 2004 vs. 2003 2004 vs. 2003 Revenue Up 94.2% Net Income Up 114.1% Diluted EPS Up 71.8%

7 $209.4 $144.3 $106.0 $18.5 $199.8 $99.5 $554.5 $285.5 1999 2000 2001 2002 2003 2004 3 Mo.’04 3 Mo.’05 CONSOLIDATED REVENUE CONSOLIDATED REVENUE (DOLLARS IN MILLIONS) (DOLLARS IN MILLIONS) Compound Growth 97.4% 100.8%

8 NET INCOME NET INCOME (DOLLARS IN MILLIONS) (DOLLARS IN MILLIONS) $26.8 $57.4 $13.1 $29.8 $4.0 $7.0 $7.5 $19.5 1999 2000 2001 2002 2003 2004 3 Mo.’04 3 Mo.’05 Compound Growth 70.1% 128.4%

9 LEVITT CORPORATION LEVITT CORPORATION HOMEBUILDING DIVISION LAND DIVISION

10 HOMEBUILDING DIVISION HOMEBUILDING DIVISION A LEADER IN ACTIVE ADULT COMMUNITIES A LEADER IN ACTIVE ADULT COMMUNITIES

11 Levitt and Levitt and Sons SonsTM TM Homes & Communities Homes & Communities

12 Bowden Homes Bowden Homes

13 FLORIDA FLORIDA — # 1 STATE FOR HOMEBUILDING # 1 STATE FOR HOMEBUILDING 1. Florida 155,052* 2 3 5 4 Estimated 330,000 people migrated to Florida in 2003 *2003 Housing unit additions Source: U.S. Census Bureau

14 HOMEBUILDING HOMEBUILDING DIVISION DIVISION Currently developing 18 communities in Florida, plus one community in Georgia. Excludes Joint Ventures Excludes Joint Ventures

15 NEW ORDERS NEW ORDERS (DOLLARS IN MILLIONS) (DOLLARS IN MILLIONS) $165.3 $130.1 $427.9 $513.4 $204.7 $146.9 $114.6 2000 2001 2002 2003 2004 3 Mo.’04 3 Mo.’05 Units 595 694 980 2,240 27.0% Excludes Joint Ventures Compound Growth 39.0% 1,679 605 474

16 $496.0 $510.2 $448.6 $458.8 $167.5 $125.0 $94.8 2000 2001 2002 2003 2004 3/31/2004 3/31/2005 BACKLOG OF BACKLOG OF SIGNED CONTRACTS SIGNED CONTRACTS (DOLLARS IN MILLIONS) (DOLLARS IN MILLIONS) Units 487 584 824 2,053 Compound Growth 47.5% 1,814 -2.8% 1,918 2,186 Excludes Joint Ventures

17 DELIVERIES DELIVERIES (HOUSING UNITS) (HOUSING UNITS) 501 341 2,126 1,011 740 597 441 2000 2001 2002 2003 2004 3 Mo.’04 3 Mo.’05 $195,000 $219,000 $220,000 $190,000 Average Sales Price Compound Growth 48.2% 46.9% $222,000 $231,000 $236,000 Excludes Joint Ventures

18 TOTAL REVENUES TOTAL REVENUES SALE OF HOMES SALE OF HOMES (DOLLARS IN MILLIONS) (DOLLARS IN MILLIONS) $472.3 $78.7 $118.0 $84.3 $117.7 $162.4 $222.3 2000 2001 2002 2003 2004 3 Mo.’04 3 Mo.’05 Compound Growth 53.9% 50.0%

19 HOME SALES MARGIN HOME SALES MARGIN 21.4% 22.1% 19.1% 18.7% 20.7% 2001 2002 2003 2004 3 Mo.’05 * * * Includes Bowden

20 LOT INVENTORY LOT INVENTORY HOMEBUILDING DIVISION HOMEBUILDING DIVISION Future Residential Units Currently in development* 6,469 Properties under contract 3,876 Total Lots 10,345 As of 3/31/05 *Excludes Backlog, includes 316 optioned lots

21 LAND DIVISION LAND DIVISION · Developer of Master Planned Communities – Community Master Plan encompasses: · Residential · Commercial · Public use (schools, parks, etc.) · Residential tracts delivered to Levitt and Sons and independent builders · Independent builders include Lennar, Pulte and Toll Brothers

22 LAND DIVISION LAND DIVISION St. Lucie County was the fastest-growing* market in the U.S. in 2003. *Percentage change from 2002 in single-family home permits. Source: U.S. Census

23 · Original 4,600-acre Master Planned Community · 6th fastest selling Master Planned Community in USA in 2003* · Location of the PGA Country Club · Tradition Field – Home of New York Mets spring training – St. Lucie Mets farm club * Source: Robert Charles Lesser & Co. Florida

24 · Total 8,200-acre Master Planned Community · 5 miles frontage on Interstate 95 · Expected to include approx. 18,000 residential units · Expected to include approx. 8.5 million square feet of commercial space

25 LAND DIVISION LAND DIVISION LAND INVENTORY LAND INVENTORY — ECONOMICS ECONOMICS Acres Carrying Cost Total Acres* 7,045 $15,100 per acre Saleable Acres (est.) 4,657 $22,900 per acre As of 3/31/05 *Includes non-saleable acreage

26 LAND DIVISION MARGIN LAND DIVISION MARGIN 55.5% 43.0% 46.7% 51.0% 59.3% 2001 2002 2003 2004 3 Mo.’05

27 BLUEGREEN CORPORATION BLUEGREEN CORPORATION · 31% owned by Levitt Corporation · Operator of resort properties under the timeshare model · Operates throughout the U.S., primarily “drive to” destinations · Developer of residential and golf communities · More than 100,000 Resort Owners · Over 30 Communities · Over 45,000 Homesites sold since 1985

28 TOTAL CONSOLIDATED ASSETS TOTAL CONSOLIDATED ASSETS (DOLLARS IN MILLIONS) (DOLLARS IN MILLIONS) $295.5 $196.2 $168.9 $154.8 $683.5 $678.5 $392.9 1999 2000 2001 2002 2003 2004 3/31/2005 Compound Growth 34.4% 0.7%

29 SHAREHOLDER’S EQUITY SHAREHOLDER’S EQUITY (DOLLARS IN MILLIONS) (DOLLARS IN MILLIONS) $107.5 $70.0 $62.5 $55.6 $324.2 $294.8 $125.6 1999 2000 2001 2002 2003 2004 3/31/2005 Compound Growt h 39.6% 10.0%

30 DEBT DEBT-TO TO-EQUITY RATIO EQUITY RATIO 1.39 0.91 0.71 1.42 1.26 1.32 1.37 1999 2000 2001 2002 2003 2004 3/31/2005

31 12 12- MO. RETURN ON MO. RETURN ON AVERAGE EQUITY AVERAGE EQUITY (AFTER TAX) (AFTER TAX) 23.0% 27.3% 32.1% 8.0% 11.8% 11.4% 22.0% 1999 2000 2001 2002 2003 2004 3/31/2005

32 GROWTH STRATEGY GROWTH STRATEGY · Continued expansion of existing homebuilding operations · New Master Planned Communities · Acquisitions – Small, opportunistic – Primarily outside Florida – Limited near term appetite – Add value with Levitt brand and Active Adult expertise

33 LAND INVENTORY LAND INVENTORY Future Residential Units Homebuilding Division Currently in development* 6,469 Properties under contract 3,876 Land Division 11,400 (approx.) Total Units 21,745 As of 3/31/05 * Excludes Backlog, includes 316 optioned lots

34 SUMMARY FINANCIAL RESULTS SUMMARY FINANCIAL RESULTS (DOLLARS IN MILLIONS) (DOLLARS IN MILLIONS) Backlog 95 449 12/31/2000 12/31/04 Total Assets 169 678 12/31/2000 12/31/2004 41.6% Shareholders’ Equity 63 295 12/31/2000 12/31/04 47.4% Revenues 106 555 2000 2004 51.2% 47.5% Net Income 7 57 2000 2004 69.5%

35 KEY CONSIDERATIONS KEY CONSIDERATIONS (NYSE: LEV) (NYSE: LEV) · Strong legacy and powerful brand · Florida is #1 for homebuilding · Experienced management in place for future growth · Expert in Active Adult market · Accomplished developer of Master Planned Communities · Strong land position

36 Developing Communities Developing Communities Since 1929 Since 1929

37 APPENDIX APPENDIX

Levitt CORPORATION

# LEVITT CORPORATION
# SELECTED CONSOLIDATED FINANCIAL DATA

| | | As of or for the Three months ended | | As of or for the Year Ended December 31, | | | | |
|---|---|---|---|---|---|---|---|---|
| | | 03/31/05 | 03/31/04 | 2004 (*) | 2003 | 2002 (*) | 2001 | 2000 |
| | | | | (dollars in thousands, except per share and average price data) | | | | |
| **Consolidated Operations:** | | | | | | | | |
| Revenues from sales of real estate | $ | 198,866 | 98,523 | 549,652 | 283,058 | 207,808 | 143,140 | 100,322 |
| Cost of sales of real estate | | 130,589 | 69,665 | 406,274 | 209,431 | 159,675 | 111,685 | 79,029 |
| Margin (a) | | 68,277 | 28,858 | 143,378 | 73,627 | 48,133 | 31,455 | 21,293 |
| Earnings from Bluegreen Corporation | | 2,138 | 2,086 | 13,068 | 7,433 | 4,570 | - | - |
| Selling, general & administrative expenses | | 23,146 | 14,047 | 71,001 | 42,027 | 30,549 | 26,130 | 18,744 |
| Net income | | 29,818 | 13,055 | 57,415 | 26,820 | 19,512 | 7,522 | 6,955 |
| Basic earnings per share | $ | 1.50 | 0.88 | 3.10 | 1.81 | 1.32 | 0.51 | 0.47 |
| Diluted earnings per share (b) | $ | 1.49 | 0.87 | 3.04 | 1.77 | 1.30 | 0.51 | 0.47 |
| Average shares outstanding (thousands) | | 19,816 | 14,816 | 18,518 | 14,816 | 14,816 | 14,816 | 14,816 |
| Diluted shares outstanding (thousands) | | 19,965 | 14,852 | 18,600 | 14,816 | 14,816 | 14,816 | 14,816 |
| Dividends declared per common share | $ | 0.02 | - | 0.04 | - | - | - | - |
| **Key Performance Ratios:** | | | | | | | | |
| Consolidated margin percentage (c) | | 34.3% | 29.3% | 26.1% | 26.0% | 23.2% | 22.0% | 21.2% |
| S, G & A expense as a percentage of total revenues | | 11.6% | 14.1% | 12.8% | 14.7% | 14.6% | 18.1% | 18.5% |
| Return on average shareholders' equity, trailing 12 montl | | 12.8% | 14.2% | 27.3% | 23.0% | 22.0% | 11.4% | 11.8% |
| Ratio of debt to shareholders' equity | | 0.71 | 1.25 | 91.0% | 138.8% | 137.1% | 131.6% | 126.0% |
| Ratio of debt to total capitalization | | 41.6% | 55.6% | 47.6% | 58.1% | 57.8% | 56.8% | 55.7% |
| Ratio of net debt to total capitalization | | 17.3% | 40.8% | 25.3% | 46.1% | 51.5% | 42.3% | 41.1% |
| **Consolidated Balance Sheet Data:** | | | | | | | | |
| Cash | $ | 134,784 | 45,851 | 125,522 | 35,965 | 16,014 | 23,591 | 20,654 |
| Inventory of real estate | | 401,818 | 268,410 | 413,471 | 254,992 | 198,126 | 142,433 | 110,390 |
| Investment in Bluegreen Corporation | | 82,761 | 72,496 | 80,572 | 70,852 | 57,332 | - | - |
| Total assets | | 683,543 | 418,729 | 678,467 | 393,505 | 295,461 | 196,193 | 168,863 |
| Total debt | | 231,095 | 172,906 | 268,226 | 174,093 | 147,445 | 92,130 | 78,734 |
| Total liabilities | | 359,301 | 280,491 | 383,678 | 268,053 | 187,928 | 126,165 | 106,357 |
| Shareholders' equity | | 324,242 | 138,238 | 294,789 | 125,452 | 107,533 | 70,028 | 62,506 |

38

Levitt CORPORATION

# LEVITT CORPORATION
# SELECTED CONSOLIDATED FINANCIAL DATA

| | | As of or for the Three months ended | | As of or for the Year Ended December 31, | | | | |
|---|---|---|---|---|---|---|---|---|
| | | 03/31/05 | 03/31/04 | 2004 (*) | 2003 | 2002 (*) | 2001 | 2000 |
| | | | | (dollars in thousands, except per share and average price data) | | | | |
| **Homebuilding Operations (e):** | | | | | | | | |
| Revenues from sales of real estate | $ | 117,987 | 78,664 | 472,296 | 222,257 | 162,359 | 117,663 | 84,295 |
| Cost of sales of real estate | | 93,579 | 61,475 | 371,097 | 173,072 | 131,281 | 95,553 | 71,555 |
| Margin (a) | $ | 24,408 | 17,189 | 101,199 | 49,185 | 31,078 | 22,110 | 12,740 |
| Margin percentage (c) | | 20.7% | 21.9% | 21.4% | 22.1% | 19.1% | 18.8% | 15.1% |
| Construction starts | | 347 | 701 | 2,294 | 1,593 | 796 | 584 | 502 |
| Homes delivered | | 501 | 341 | 2,126 | 1,011 | 740 | 597 | 441 |
| Average selling price of homes delivered | $ | 236,000 | 231,000 | 222,000 | 220,000 | 219,000 | 195,000 | 190,000 |
| New orders (units) | | 605 | 474 | 1,679 | 2,240 | 980 | 694 | 599 |
| New orders (value) | $ | 165,281 | 130,124 | 427,916 | 513,436 | 204,730 | 146,869 | 114,617 |
| Backlog of homes (units) | | 1,918 | 2,186 | 1,814 | 2,053 | 824 | 584 | 487 |
| Backlog of homes (value) | $ | 496,006 | 510,231 | 448,647 | 458,771 | 167,526 | 125,041 | 94,751 |
| **Land Division:** | | | | | | | | |
| Revenues from sales of real estate | $ | 66,551 | 19,321 | 96,200 | 55,037 | 53,919 | 21,555 | 16,027 |
| Cost of sales of real estate | | 27,090 | 7,968 | 42,838 | 31,362 | 28,722 | 10,570 | 6,997 |
| Margin (a) | $ | 39,461 | 11,353 | 53,362 | 23,675 | 25,197 | 10,985 | 9,030 |
| Margin percentage (c)(f) | | 59.3% | 58.8% | 55.5% | 43.0% | 46.7% | 51.0% | 56.3% |
| Acres sold | | 1,304 | 294 | 1,212 | 1,337 | 1,715 | 253 | 145 |
| Inventory owned (acres) | | 7,045 | 4,822 | 8,349 | 5,116 | 4,490 | 4,131 | 3,099 |
| Inventory owned (value) | $ | 106,645 | 43,594 | 122,056 | 43,906 | 59,520 | 50,048 | 33,825 |
| Acres subject to firm sales contracts | | 543 | 1,268 | 1,833 | 1,433 | 1,845 | 469 | 428 |
| Acres subject to firm sales contracts (value) | $ | 59,624 | 97,482 | 121,095 | 103,174 | 72,767 | 27,234 | 33,693 |

(*) Our investment in Bluegreen Corporation was acquired in April 2002. Bowden was acquired in April 2004.

(a) Margin is calculated as sales of real estate minus cost of sales of real estate.

(b) Diluted earnings per share takes into account the dilution in earnings we recognize from Bluegreen as a result of outstanding securities issued by Bluegreen that enable the holders thereof to acquire shares of Bluegreen's common stock.

(c) Margin percentage is calculated by dividing margin by sales of real estate.

(d) Calculated by dividing net income by average shareholders' equity. Average shareholders' equity is calculated by averaging beginning and end of period shareholders' equity balances.

(e) Excludes joint ventures. Backlog includes all homes subject to sales contracts.

(f) Includes land sales to homebuilding division, if any. These inter-company transactions are eliminated in consolidation.

39

Levitt CORPORATION

# HOMEBUILDING COMMUNITIES

## LEVITT AND SONS

| Community | Location | Type of Community | Sales Started | Planned Units (a) | Closed Units | Inventory | Sold Backlog | Net Units Available |
|---|---|---|---|---|---|---|---|---|
| **Currently in Development** | | | | | | | | |
| Cascades - St. Lucie West (b) | Port St. Lucie, FL | Active Adult | 2000 | 1,158 | 1,080 | 78 | 51 | 27 |
| Summit Greens | Clermont, FL | Active Adult | 2000 | 770 | 653 | 117 | 103 | 14 |
| Bellaggio | Lake Worth, FL | Active Adult | 2001 | 537 | 522 | 15 | 15 | - |
| Cascades - Estero | Ft. Myers, FL | Active Adult | 2002 | 614 | 437 | 177 | 151 | 26 |
| Cascades - Sarasota | Sarasota, FL | Active Adult | 2003 | 453 | 55 | 398 | 222 | 176 |
| Cascades - World Golf Village | St. John's County, FL | Active Adult | 2005 | 450 | - | 450 | 61 | 389 |
| Cascades - Groveland | Groveland, FL | Active Adult | 2005 | 999 | - | 999 | 69 | 930 |
| Cascades - River Hall | Ft. Myers, FL | Active Adult | 2005 Q3* | 570 | - | 570 | - | 570 |
| Cascades - Tradition (b) | Port St. Lucie, FL | Active Adult | 2005 Q3* | 1,200 | - | 1,200 | - | 1,200 |
| Laurel Canyon | Canton, GA | Active Adult | 2005 Q3* | 766 | - | 766 | - | 766 |
| Cascades - Southern Hills | Brooksville, FL | Active Adult | 2005 Q4* | 925 | - | 925 | - | 925 |
| | **Total Active Adult** | | | **8,442** | **2,747** | **5,695** | **672** | **5,023** |
| Magnolia Lakes (b) | Port St. Lucie, FL | Family | 2002 | 479 | 423 | 56 | 46 | 10 |
| Regency Hills | Clermont, FL | Family | 2002 | 265 | 222 | 43 | 37 | 6 |
| Avalon Park | Orlando, FL | Family | 2002 | 806 | 357 | 449 | 384 | 65 |
| Summerport | Windermere, FL | Family | 2003 | 481 | 197 | 284 | 274 | 10 |
| Riomar | Sarasota, FL | Family | 2004 | 154 | - | 154 | 71 | 83 |
| Hunter's Creek | Orange County, FL | Family | 2004 | 112 | - | 112 | 112 | - |
| Hartwood Reserve | Clermont, FL | Family | 2004 | 325 | - | 325 | 122 | 203 |
| San Simeon I | Ft. Myers | Family | 2005 Q3* | 219 | - | 219 | - | 219 |
| | **Total Family** | | | **2,841** | **1,199** | **1,642** | **1,046** | **596** |
| | **Total Currently in Development** | | | **11,283** | **3,946** | **7,337** | **1,718** | **5,619** |
| **Properties Under Contract to be Acquired (c)** | | | | | | | | |
| | **Total Active Adult** | | Various | **905** | - | **905** | - | **905** |
| | **Total Family** | | Various | **1,451** | - | **1,451** | - | **1,451** |
| | **Total Properties Under Contract** | | | **2,356** | - | **2,356** | - | **2,356** |
| | **Total Properties** | | | **13,639** | **3,946** | **9,693** | **1,718** | **7,975** |

* Estimated sales commencement date

(a) Actual number of units may vary from original project plan due to engineering and architectural changes.

(b) Acquired from Land Division

(c) There can be no assurance that current property contracts will be consummated.

As of March 31, 2005

40

Levitt CORPORATION

# HOMEBUILDING COMMUNITIES

## BOWDEN HOMES

| Community | Location | Type of Community | Sales Started | Planned Units (a) | Closed Units | Inventory | Sold Backlog | Net Units Available |
|---|---|---|---|---|---|---|---|---|
| **Currently in Development (includes optioned lots)** | | | | | | | | |
| Lexington Crossing | Memphis, TN | Family | 1999 | 100 | 97 | 3 | 1 | 2 |
| Pinnacle Point | Memphis, TN | Family | 1999 | 191 | 162 | 29 | 7 | 22 |
| Mid-Summer Commons | Memphis, TN | Family | 2001 | 214 | 157 | 57 | 15 | 42 |
| South Pointe | Memphis, TN | Family | 2001 | 122 | 82 | 40 | 19 | 21 |
| Fox Creek | Memphis, TN | Family | 2002 | 45 | 43 | 2 | - | 2 |
| Riggins Hills | Memphis, TN | Family | 2002 | 44 | 37 | 7 | 1 | 6 |
| Sycamore Trace | Memphis, TN | Family | 2002 | 233 | 105 | 128 | 2 | 126 |
| Carlton Ridge | Memphis, TN | Family | 2003 | 48 | 25 | 23 | 3 | 20 |
| Concord Estates | Memphis, TN | Family | 2003 | 70 | 19 | 51 | 11 | 40 |
| Hidden Springs | Memphis, TN | Family | 2003 | 12 | 9 | 3 | - | 3 |
| Kirby Farms | Memphis, TN | Family | 2003 | 139 | 133 | 6 | 3 | 3 |
| Morning Woods | Memphis, TN | Family | 2003 | 19 | 9 | 10 | 1 | 9 |
| Princeton Hills | Memphis, TN | Family | 2003 | 133 | 65 | 68 | 24 | 44 |
| Shelby Place | Memphis, TN | Family | 2003 | 117 | 74 | 43 | 8 | 35 |
| Carlysle Place | Memphis, TN | Family | 2004 | 88 | 2 | 86 | 17 | 69 |
| Kelsey Point | Memphis, TN | Family | 2004 | 51 | 19 | 32 | 27 | 5 |
| Laurel Tree | Memphis, TN | Family | 2004 | 58 | 11 | 47 | 35 | 12 |
| Sutton Place | Memphis, TN | Family | 2004 | 127 | 30 | 97 | 15 | 82 |
| Whitten Forest | Memphis, TN | Family | 2004 | 68 | 15 | 53 | 4 | 49 |
| Dexter Ridge | Memphis, TN | Family | 2005 | 78 | - | 78 | - | 78 |
| The Commons | Memphis, TN | Family | 2005 | 88 | - | 88 | 2 | 86 |
| Savannah | Nashville, TN | Family | 2004 | 45 | 2 | 43 | 1 | 42 |
| Buckner Crossing | Nashville, TN | Family | 2005 | 55 | - | 55 | 3 | 52 |
| | **Total Family** | | | 2,145 | 1,096 | 1,049 | 199 | 850 |
| | **Total Currently in Development** | | | 2,145 | 1,096 | 1,049 | 199 | 850 |
| **Properties Under Contract to be Acquired (b)** | | | | | | | | |
| | **Total Family** | | Various | 1,520 | - | 1,520 | - | 1,520 |
| | **Total Properties Under Contract** | | | 1,520 | - | 1,520 | - | 1,520 |
| | **Total Properties** | | | 3,665 | 1,096 | 2,569 | 199 | 2,370 |

(a) Actual number of units may vary from original project plan due to engineering and architectural changes.

(b) There can be no assurance that current property contracts will be consummated.

As of March 31, 2005

41

42 NET DEBT NET DEBT-TO TO-CAPITAL RATIO CAPITAL RATIO 51.5% 42.3% 41.1% 48.9% 17.3% 25.3% 46.1% 1999 2000 2001 2002 2003 2004 3/31/2005

43 Developing Communities Developing Communities Since 1929 Since 1929 NYSE LEV